Filed Pursuant to Rule 497(e)
1933 Act File No. 333-168040
1940 Act File No. 811-22436

EntrepreneurShares Series TrustTM
ERShares Global FundTM
ERShares US Small Cap Fund TM
ERShares US Large Cap Fund TM
October 17, 2019

Supplement to Statement of Additional Information Dated November 1, 2018

This supplement updates certain information in the Statement of Additional Information (“SAI”) dated November 1, 2018, as supplemented to date, for the ERShares Global FundTM, the ERShares US Small Cap FundTM, and the ERShares US Large Cap FundTM (each a “Fund” and, collectively, the “Funds”), each a series of EntrepreneurShares Series TrustTM, to revise information contained therein as described below.
For more information or to obtain a copy of the Prospectus and SAI free of charge, please contact the Funds at 1-877-271-8811.  You may also obtain a copy of the Prospectus and SAI free of charge on the Funds’ website at www.entrepreneurshares.com or by writing the Funds at 235 West Galena Street, Milwaukee, Wisconsin 53212.  Please retain this supplement for future reference.
Management – Management Information
The paragraph immediately following the table under the disclosure regarding “Management – Management Information” is hereby amended and restated in its entirety to read as follows:
The Board of Trustees appointed Scott Stone, age 53, as an adviser to the Board. As an adviser, Mr. Stone attends meetings of the Board and acts as a non-voting participant. Mr. Stone currently serves as the President (since March 2015) and Chief Investment Officer (since June 2011) of Pentegra Investors, Inc., where he and his team are responsible for the management and oversight of the investment processes governing approximately $8 billion in assets, comprised of both public and private holdings of fixed income, equity, real estate, hedge fund and other alternative investments.
Mr. Stone is an interested person of the Funds because Pentegra Investors, Inc. is an affiliate of the Pentegra Defined Benefit Plan for Financial Institutions (the “Pentegra DB Plan”), a tax qualified pension plan and trust that holds a 25% equity stake in Capital Impact Advisors, LLC, the investment advisor to both the ERShares US Small Cap Fund and the ERShares US Large Cap Fund, and that is the majority shareholder of each Fund. The insight and approval of Mr. Stone on strategic decisions regarding the advisors to the Funds is sought by Dr. Shulman, who is the control person of the advisors to the Funds.

Control Persons and Principal Securities Holdings
The disclosure regarding “Control Persons and Principal Securities Holdings” is hereby amended and restated in its entirety as follows:
The persons listed below are deemed to be control persons or principal owners of the Funds, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of the Fund’s outstanding securities and are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of the Fund’s outstanding voting securities.
As of October 1, 2018, the persons identified below were known to own, beneficially or of record, 5% or more of each Fund’s outstanding shares. MAC & Co. is The Bank of New York Mellon’s nominee name, and The Bank of New York Mellon is the custodian for the Pentegra DB Plan. The Pentegra DB Plan is the beneficial owner of all of the shares held in the name of MAC & Co., and is a control person of each Fund, as discussed above.

EntrepreneurShares Global Fund: Institutional Class 5% Information

Name	Address	Number of Shares	% Hold	Ownership Type
MAC & Co.	525 William Penn Pl. Pittsburgh, PA 15230	2,325,519	60.17%	Beneficial
National Financial Services LLC	499 Washington Blvd. Jersey City, NJ 07310	1,075,959	27.84%	Beneficial

Entrepreneur U.S. Small Cap Fund: Institutional Class 5% Information

Name	Address	Number of Shares	% Hold	Ownership Type
MAC & Co.	525 William Penn Pl. Pittsburgh, PA 15230	9,958,290	91.85%	Beneficial

Entrepreneur U.S. Large Cap Fund: Institutional Class 5% Information

Name	Address	Number of Shares	% Hold	Ownership Type
MAC & Co.	525 William Penn Pl. Pittsburgh, PA 15230	7,565,248	87.68%	Beneficial

As of October 1, 2018, the officers and Trustees of all the funds in the Fund complex as a group owned an aggregate of less than 1% of each of the Funds other than the Global Fund where the officers and Trustees of the Funds hold approximately 3.6%.
Advisory and Other Services – The Advisors and Sub-Advisor
The disclosure regarding “Advisory and Other Services – The Advisors and Sub-Advisor” is hereby amended and revised to replace the third paragraph in its entirety with the following:
Dr. Joel M. Shulman is the principal of Seaport Global Advisors, LLC (formerly known as Weston Capital Advisors, LLC), Capital Impact Advisors and the Sub-Advisor (the “Advisory Entities”): Chief Executive Officer of Seaport Global Advisors and Capital Impact Advisors and President of the Sub-Advisor. Dr. Shulman controls the advisors and the Sub-Advisor through equity ownership of each entity. While Dr. Shulman controls Capital Impact Advisors, the Pentegra DB Plan holds a 25% equity stake in Capital Impact

Advisors. The Pentegra DB Plan received its ownership in Capital Impact Advisors in February 2014 in exchange for seeding the ERShares US Small Cap Fund and the ERShares US Large Cap Fund, and the Pentegra DB Plan is the majority shareholder of each Fund. The Advisory Entities provide all the investment advisory services to the Funds
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The date of this Supplement is October 17, 2019.